EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement Nos. 33-66732 and 333-35893 on Form S-8 of National Transaction Network, Inc. of our report dated February 15, 2000, with respect to the financial statements and schedule of National Transaction Network, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1999.

                                                    /s/ ERNST & YOUNG LLP


Atlanta, Georgia
March 27, 2000